UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – June 15, 2018

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8606	23-2259884

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[    ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 8.01 Other Events.

Attached as Exhibit 99.1 and incorporated by reference herein is a press release dated June 15, 2018, issued by Verizon Communications Inc. (“Verizon”).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

99.1	Press Release dated June 15, 2018 issued by Verizon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: June 15, 2018	By:	/s/ William L. Horton, Jr.
		Name:	William L. Horton, Jr.
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary